EXHIBIT 10.28

INCREASE AGREEMENT
This Increase Agreement (this “Agreement”) is made as of August 11, 2015, by and among GRIFFIN CAPITAL ESSENTIAL ASSET OPERATING PARTNERSHIP II, L.P., a Delaware limited partnership (the “Borrower”), KEYBANK, NATIONAL ASSOCIATION, as a Lender (“KeyBank”), JPMORGAN CHASE BANK, N.A., as a Lender (“JPMorgan”), BANK OF AMERICA, N.A., as a Lender (“Bank of America”), CAPITAL ONE, N.A., as a Lender (“Capital One”), FIFTH THIRD BANK, as a Lender (“Fifth Third”), SUNTRUST BANK, as a Lender (“SunTrust”) and KEYBANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”).
W I T N E S S E T H:
WHEREAS, the Borrower, the Administrative Agent and the Lenders have entered into that certain Credit Agreement dated as of December 12, 2014 with respect to certain financial accommodations to be provided by the Administrative Agent and the Lenders to the Borrower (the “Credit Agreement”; unless otherwise defined herein, capitalized terms utilized herein which are defined in the Credit Agreement shall have the same meaning herein);
WHEREAS, the Borrower has requested that the aggregate amount of the Commitments evidenced by the Credit Agreement be increased to $410,000,000.00 pursuant to an exercise of its accordion rights as provided in Section 2.08(d) of the Credit Agreement, and (a) each of KeyBank, JPMorgan, Bank of America, Capital One, Fifth Third and SunTrust has agreed to increase its Commitment as provided herein and (b) Associated Bank, National Association has agreed to become a Lender pursuant to a certain Joinder Agreement executed simultaneously herewith.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed by and among the Borrower, the Administrative Agent, KeyBank, JPMorgan, Bank of America, Capital One, Fifth Third and SunTrust, as follows:
1.Effective upon the date hereof, the Total Commitment of the Lenders under the Credit Agreement is hereby increased to Four Hundred Ten Million Dollars ($410,000,000.00). In connection therewith, (a) KeyBank, in its capacity as a Lender, hereby increases its Commitment to $75,000,000.00, (b) JPMorgan, in its capacity as a Lender, hereby increases its Commitment to $75,000,000.00, (c) Bank of America, in its capacity as Lender, hereby increases its Commitment to $50,000,000.00, (d) Capital One, in its capacity as Lender, hereby increases its Commitment to $50,000,000.00, (e) Fifth Third, in its capacity as Lender, hereby increases its Commitment to $50,000,000.00 and (f) SunTrust, in its capacity as Lender, hereby increases its Commitment to $50,000,000.00.
2.Schedule 2.01 of the Credit Agreement is hereby deleted in its entirety and shall be replaced by Schedule 2.01 annexed hereto.
3.The provision of Section 2.08(d) of the Credit Agreement requiring that the amount of any increase in the Total Commitments be in increments of not less than Fifty Million Dollars ($50,000,000) in excess of One Hundred Million Dollars ($100,000,000) is hereby waived solely in connection with the increase of the Total Commitments set forth in this Agreement.
4.The parties hereto acknowledge and agree that all of the terms and conditions of the Loan Documents shall remain in full force and effect, except as expressly provided in this Agreement or in any other document executed in connection with this Agreement.
5.Borrower hereby ratifies, confirms and reaffirms all of the terms and conditions of the Loan Documents, and that the obligations of Borrower under the Loan Documents, as amended as provided for herein, are evidenced by the Loan Documents.
6.Borrower acknowledges, confirms and agrees that to Borrower’s actual knowledge, Borrower does not have any offsets, defenses, claims or counterclaims against Administrative Agent and/or the Lenders with respect to any of Borrower's liabilities and obligations to Administrative Agent and the Lenders.
7.The execution of this Agreement and acceptance of any documents related hereto shall not be deemed to be a waiver of any breach, Default or Event of Default under the Loan Documents, whether or not known to Administrative Agent or the Lenders and whether or not existing on the date of this Agreement.
8.This Agreement, and all other documents, instruments and agreements relating thereto, as same may be amended hereby, constitute the legal, valid and binding obligations of Borrower, enforceable in accordance with their respective terms, except as such may be limited by the application of bankruptcy, moratorium, reorganization and other laws affecting the rights of creditors generally or by general equitable principles.
9.Borrower warrants and represents that Borrower has consulted with independent legal counsel of Borrower's selection in connection with this Agreement and is not relying on any representations or warranties of Administrative Agent and/or Lenders or its counsel in entering into this Agreement.

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10.This Agreement shall constitute a Loan Document.
11.Any determination that any provision of this Agreement or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Agreement.
12.This Agreement shall be binding upon Borrower, Administrative Agent, KeyBank, JPMorgan, Bank of America, Capital One, Fifth Third and SunTrust and their respective successors and assigns and shall inure to the benefit of Borrower, Administrative Agent, KeyBank, JPMorgan, Bank of America, Capital One, Fifth Third and SunTrust and their respective successors and assigns.
13.This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made and performed in such State (without regard to principles of conflict laws) and any applicable law of the United States of America.
14.This Agreement may be executed in multiple counterparts, each of which shall be deemed an original. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or other electronic imaging transmission (e.g. pdf by email) shall be effective as delivery of a manually executed counterpart of this Agreement. Said counterparts shall constitute but one and the same instrument and shall be binding upon each of the undersigned individually as fully and completely as if all had signed but one instrument and shall be unaffected by the failure of any of the undersigned to execute any or all of said counterparts.
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IN WITNESS WHEREOF, the parties hereto have caused this Increase Agreement to be duly executed by their authorized officers as of the day and year first above written.

BORROWER:

GRIFFIN CAPITAL ESSENTIAL ASSET OPERATING PARTNERSHIP, L.P., a Delaware limited partnership

By:	GRIFFIN CAPITAL ESSENTIAL ASSET REIT, INC., a Maryland corporation, its General Partner

	By:	/s/ Joseph E. Miller
	Name:	Joseph E. Miller
	Title:	Chief Financial Officer

Signature Page to Increase Agreement

KEYBANK, NATIONAL ASSOCIATION, as Administrative Agent and Lender

By:	/s/ Christopher T. Neil
Name:	Christopher T. Neil
Title:	Vice President

Signature Page to Increase Agreement

JPMORGAN CHASE BANK, N.A.

By:	/s/ Elizabeth Johnson
Name:	Elizabeth Johnson
Title:	Executive Director

Signature Page to Increase Agreement

CAPITAL ONE, N.A.

By:	/s/ Frederick H. Denecke
Name:	Frederick H. Denecke
Title:	Senior Vice President

Signature Page to Increase Agreement

FIFTH THIRD BANK, an Ohio banking corporation

By:	/s/ Matthew Rodgers
Name:	Matthew Rodgers
Title:	Vice President

Signature Page to Increase Agreement

SUNTRUST BANK

By:	/s/ Michael L. Kauffman
Name:	Michael L. Kauffman
Title:	Senior Vice President

Signature Page to Increase Agreement

BANK OF AMERICA, N.A.

By:	/s/ Dennis Kwan
Name:	Dennis Kwan
Title:	Vice President

Signature Page to Increase Agreement

Schedule  2.01

Name	Commitment	Applicable Percentage
KEYBANK, NATIONAL ASSOCIATION	$75,000,000.00	%18.30
JPMORGAN CHASE BANK, N.A.	$75,000,000.00	%18.30
CAPITAL ONE, N.A.	$50,000,000.00	%12.20
FIFTH THIRD BANK	$50,000,000.00	%12.20
SUNTRUST BANK	$50,000,000.00	%12.20
WELLS FARGO BANK, NATIONAL ASSOCIATION	$35,000,000.00	%8.50
BANK OF AMERICA, N.A.	$50,000,000.00	%12.20
ASSOCIATED BANK	$25,000,000.00	%6.10
TOTAL	$410,000,000.00	%100.00

Schedule 2.01 to Increase Agreement

GUARANTOR CONFIRMATION

Each of the undersigned hereby acknowledges and consents to the foregoing Increase Agreement and acknowledges and agrees that it remains obligated for all obligations and liabilities of the Borrower to the Administrative Agent and the Lenders under the Credit Agreement as provided for under the respective Guaranty provided by the undersigned dated December 12, 2014, including, without limitation, repayment of the principal sum of Four Hundred Ten Million and 00/100 Dollars ($410,000,000.00) (subject to increase to an aggregate principal sum of up to One Billion Two Hundred Fifty Million and 00/100 Dollars ($1,250,000,000.00) in accordance with Section 2.08 of the Credit Agreement) or so much thereof as may be due and owing under any Note or any of the other Loan Documents, together with interest and any other sums payable under any Note or any of the other Loan Documents.

GRIFFIN CAPITAL ESSENTIAL ASSET REIT, INC., a Maryland corporation

By:	/s/ Joseph E. Miller
Joseph E. Miller
Chief Financial Officer

GRIFFIN (HOUSTON WESTGATE II) ESSENTIAL ASSET REIT II, LLC
GRIFFIN (CONCORD) ESSENTIAL ASSET REIT II, LLC
GRIFFIN (MECHANICSBURG) ESSENTIAL ASSET REIT II, LLC
GRIFFIN (PHOENIX BEARDSLEY IPC) ESSENTIAL ASSET REIT II, LLC
GRIFFIN (PHOENIX BEARDSLEY TRCW) ESSENTIAL ASSET REIT II, LLC
GRIFFIN (LAS VEGAS GRIER) ESSENTIAL ASSET REIT II, LLC
GRIFFIN (COLUMBUS) ESSENTIAL ASSET REIT II, LLC
GRIFFIN (HAMPTON 300) ESSENTIAL ASSET REIT II, LLC
GRIFFIN (HAMPTON 500) ESSENTIAL ASSET REIT II, LLC
GRIFFIN (PARSIPPANY 14) ESSENTIAL ASSET REIT II, LLC
GRIFFIN (GROVEPORT) ESSENTIAL ASSET REIT II, LLC
GRIFFIN (ANDOVER) ESSENTIAL ASSET REIT II, LLC
GRIFFIN (WEST JEFFERSON) ESSENTIAL ASSET REIT II, LLC
GRIFFIN (TUCSON) ESSENTIAL ASSET REIT II, LLC

By:	GRIFFIN CAPITAL ESSENTIAL ASSET OPERATING PARTNERSHIP, L.P., a Delaware limited partnership
	By:	GRIFFIN CAPITAL ESSENTIAL ASSET REIT, INC., a Maryland corporation, its General Partner
		By:	/s/ Joseph E. Miller
		Name:	Joseph E. Miller
		Title:	Chief Financial Officer

Guarantor Confirmation